Exhibit 99.1

Hycroft Files Third Quarter 2025 10-Q and Provides Corporate Update

WINNEMUCCA, NV, October 28, 2025 – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or the “Company”) announces third quarter 2025 results and filing of its Form 10-Q.

President’s Message

This quarter marks a transformational chapter in our Company’s journey. By eliminating our debt and strengthening our balance sheet, we are now well positioned to aggressively pursue our operating plan and evaluate opportunities that support long-term value creation.

The transaction also expanded our shareholder base globally to include additional mining focused institutional investors in Australia and the United Kingdom further enhancing our visibility on the international stage, and we value the continued commitment of our retail stockholders.

To our shareholders, both longstanding and new, thank you for your continued support of our Company, the team and our vision for unlocking value at this world class asset. And to our employees and the local communities, your dedication and partnership remain invaluable.

We are energized by the progress we’ve made—and are even more excited about the road ahead.

Diane R. Garrett, PhD, President and CEO

Third Quarter 2025 Highlights

Corporate Highlights

In the third quarter of 2025 and through October 27, 2025, Hycroft advanced several key activities:

●	Strengthened the balance sheet by raising $235 million in net cash proceeds through a combination of public equity offerings, a private placement, warrant exercises, and sales under the at-the-market equity program. The Company then prepaid and eliminated approximately $136 million of total indebtedness. As a result, the Company is debt free.

●	Through the equity offerings completed in 2025, approximately 80% of Hycroft’s outstanding shares are now held by institutional investors within the global mining sector.

Operational Highlights

●	Safety: Hycroft has maintained a 0.00 TRIFR for three years as of October 23, 2025, operating over 1.4-million-man hours without a Lost Time Incident.

○	Recent Safety awards include:

■	MSHA’s 2024 Certificate of Achievement in Safety Award for Metal Nonmetal Mill and Open Pit Group

■	Nevada Mining Association’s 2025 Operator Safety Award First Place Surface Small Mine

●	Environmental: Through September 30, 2025, Hycroft maintained an excellent environmental record with an ongoing commitment to environmental stewardship.

●	Exploration: During the third quarter of 2025, the Company began the next phase of drilling with the 2025 – 2026 Exploration Drill Program on the high-grade silver dominant zones in Brimstone and Vortex. The initial plan included 14,500 meters of core drilling with two drill rigs. Through September 30, 2025, approximately 2,450 meters of drilling have been completed on five exploration holes since August 3, 2025, in the high-grade systems and are pending assay by third party laboratories. As a result of the recent financing, the Company will soon be expanding that program to include two additional core drill rigs.

●	Technical Studies: During the first nine months of 2025, the Company advanced the metallurgical and engineering work required to design a sulfide milling operation.

○	Testing composite samples representing the range of sulfide ore characteristics are ongoing. Test programs covering crushing, grinding, flotation, pressure oxidation, and leaching have shown higher gold and silver recoveries relative to the March 2023 technical report. In parallel, metallurgical work on roasting as another potential processing route that could create a third revenue stream by producing sulfuric acid used in several industries, including lithium is continuing. Ongoing roasting test work is focused on determining optimal operating parameters including temperature and retention times in addition to project design and equipment selection. Upon finalizing the parameters and establishing the flowsheet, the Company will begin mine planning to support the next technical report.

○	Considering strong gold and silver prices, the Company is evaluating the re-start of a heap leaching operation within the permitted plan.

●	The Company’s Form 10-Q for the period ended September 30, 2025, was filed October 28, 2025, and is available at www.sec.gov/edgar. See “Cautionary Note Regarding Forward-Looking Statements” below.

About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a U.S.-based gold and silver company exploring and developing the Hycroft Mine, one of the world’s largest precious metals deposits located in northern Nevada, a Tier-1 mining jurisdiction. The Company is focused on completing the technical studies to transition the Hycroft Mine into a large-scale milling operation for processing the sulfide ore. In addition, the Company is engaged in a robust exploration drill program to unlock the full potential of our expansive +64,000-acre land package, of which less than 10% has been explored. In 2023 continuing in 2024, Hycroft announced the discovery of two new high-grade silver systems within the known resource area. These discoveries represent a significant new value driver for the Hycroft Mine that the Company is following up on with additional drilling in 2025 and 2026.

For further information, please contact:

info@hycroftmining.com

www.hycroftmining.com

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward- looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events, or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to re- establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents. The exploration target does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve, as ranges of potential tonnage and grade (or quality) of the exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource. These risks may include the following, and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances may have a material adverse effect on the Company’s business, cash flows, financial condition, and results of operations. Please see our “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2024, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments.

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